UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On May 15, 2018, the Board of Directors of Live Oak Bancshares, Inc. (the “Company”) declared a cash dividend of $0.03 per share payable on June 12, 2018, to shareholders of record of the Company’s voting and non-voting common stock as of May 29, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: May 15, 2018